UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2017

Federal Home Loan Bank of Cincinnati
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-852-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2017, Donald R. Able, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Federal Home Loan Bank of Cincinnati (the FHLB), notified the FHLB of his intention to retire effective June 30, 2018 after 37 years of service with the FHLB. The effective date provides the FHLB time to ensure an effective transition period. In accordance with the FHLB’s succession plan, the transition will result in the following management changes, effective January 1, 2018:

Stephen J. Sponaugle will be appointed Executive Vice President-Chief Financial Officer. Mr. Sponaugle became Executive Vice President-Chief Risk and Compliance Officer in January 2017. Previously, he served as the FHLB's Senior Vice President-Chief Risk and Compliance Officer since November 2015, and as Senior Vice President-Chief Risk Officer from January 2007 to October 2015. He began his career with the FHLB in 1992.

James G. Dooley, Sr. will be appointed Executive Vice President-Chief Risk and Compliance Officer. Mr. Dooley became Senior Vice President-Internal Audit in January 2013. Previously, he served as Vice President-Internal Audit since 2006 when he joined the FHLB.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of a member announcement dated November 1, 2017, regarding the matters set forth in Item 5.02. The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

99.1 - Member Announcement, dated November 1, 2017

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Member Announcement, dated November 1, 2017

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati

November 1, 2017	By:	Andrew S. Howell

Name: Andrew S. Howell
Title: President and CEO

Top of the Form